UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2026

NOMAD POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-39717	20-2903526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

433 Plaza Real, Suite 275

Boca Raton, Florida 33432

(Address of principal executive offices)

(631) 830-7092

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NMAD	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 2, 2026, Nomad Power Solutions, Inc. (f/k/a Lixte Biotechnology Holdings, Inc.), a Delaware corporation (the “Company” or “we”), filed a Current Report on Form 8-K (the “Initial 8-K”) disclosing, amongst other things, the closing of its previously announced merger agreement (the “Merger Agreement”) with Nomad Transportable Power Systems, Inc (“NOMAD”) and NBD Merger Sub, Inc., (“Merger Sub”), pursuant to which Merger Sub merged with and into NOMAD, with NOMAD surviving as a wholly-owned subsidiary of the Company.

The Company is amending the Initial 8-K to include certain risk factors related to NOMAD’s business and consummation of the transactions contemplated by the Merger Agreement (the “Risk Factors”), an overview of NOMAD’s business (the “Business Section”), historical financial statements of NOMAD and the unaudited pro forma combined financial information giving effect to the Merger Agreement as of July 2, 2026.

The pro forma financial information included herein has been presented for informational purposes only. It does not purport to represent the actual results of operations that we and NOMAD would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

The Description of Business and Risk Factors are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses or Funds Acquired.

The audited financial statements of NOMAD for the years ended December 31, 2025 and 2024 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference. The unaudited financial statements of NOMAD for the six months ended June 30, 2026 and 2025 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2026 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30 2026 and the year ending December 31, 2025 are filed with this Current Report on Form 8-K/A as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
23.1	Consent of Weinberg & Company, P.A.
99.1	Audited Financial Statements of NOMAD for the years ended December 31, 2025 and 2024.
99.2	Unaudited Financial Statements of NOMAD for the six months ended June 30, 2026 and 2025.
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2026 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2026 and the year ended December 31, 2025.
99.4	Description of Business Section and Risk Factors
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2026	NOMAD POWER SOLUTIONS, INC.
(Registrant)

	By:	/s/ Geordan Pursglove
Geordan Pursglove
President and Chief Executive Officer